Organization and Business	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Organization and Business
1.	Organization and Business

SLM Corporation (“we,” “us,” “our,” or the “Company”) is a holding company that operates through a number of subsidiaries. We were formed in 1972 as the Student Loan Marketing Association, a federally chartered government-sponsored enterprise (the “GSE”), with the goal of furthering access to higher education by acting as a secondary market for federal student loans. In 2004, we completed our transformation to a private company through our wind-down of the GSE. The GSE’s outstanding obligations were placed into a Master Defeasance Trust Agreement as of December 29, 2004, which was fully collateralized by direct, noncallable obligations of the United States.

Currently, our primary business is to originate, service and collect loans we make to students and their families to finance the cost of their education. Since July 2010, we have originated only Private Education Loans. We use “Private Education Loans” to mean education loans to students or their families that are non-federal loans and loans not insured or guaranteed under the previously existing Federal Family Education Loan Program (“FFELP”). The core of our marketing strategy is to generate student loan originations by promoting our products on campus through the financial aid office and through direct marketing to students and their families. Since the beginning of 2006, virtually all of our Private Education Loans have been originated and funded by Sallie Mae Bank, a Utah industrial bank subsidiary, which is regulated by the Utah Department of Financial Institutions (“UDFI”) and the Federal Deposit Insurance Corporation (“FDIC”). We also provide servicing, loan default aversion and defaulted loan collection services for loans owned by other institutions, including the U.S. Department of Education (“ED”). We also operate Upromise, Inc. (“Upromise”), a consumer savings network that provides financial rewards on everyday purchases to help families save for college, and provide insurance products through Sallie Mae Insurance Services to protect their college investment through tuition, rental and life insurance services.

In addition, we are currently the largest holder, servicer and collector of loans made under the previously existing FFELP, and the majority of our income has been derived, directly or indirectly, from our portfolio of FFELP Loans and servicing we have provided for FFELP Loans. In 2010, Congress passed legislation ending the origination of education loans under FFELP. The terms and conditions of existing FFELP Loans were not affected by this legislation. Our FFELP Loan portfolio will amortize over approximately 20 years. The fee income we have earned from providing servicing and contingent collection services on such loans will similarly decline over time.

On May 29, 2013, we announced our intent to separate into two distinct publicly-traded entities — an education loan management business (“NewCo”) and a consumer banking business (“SLM BankCo”). It is our intent to effect the separation through the distribution of the common stock of NewCo, which was formed to hold the assets and liabilities associated with our education loan management business. In order to effect the separation, we will first undergo an internal corporate reorganization, which is necessary for the contemplated separation of NewCo from our consumer banking business. This internal corporate reorganization will be then followed by a pro rata share distribution of all of the shares of NewCo common stock to our stockholders that will implement the actual separation of NewCo. Throughout our Annual Report on Form 10-K, we sometimes collectively refer to the proposed internal corporate reorganization and separation as the “Spin-Off.”